Exhibit 99.1

PennyMac Mortgage Investment Trust September 11, 2013 Barclays 2013 Global Financial Services Conference

2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in our investment objectives or investment or operational strategies; volatility in our industry, the debt or equity markets, the general economy or the residential finance and real estate markets; changes in general business, economic, market, employment and political conditions or in consumer confidence; declines in residential real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; availability of, and level of competition for, attractive risk-adjusted investment opportunities in residential mortgage loans and mortgage-related assets that satisfy our investment objectives; concentration of credit risks to which we are exposed; the degree and nature of our competition; our dependence on our manager and servicer, potential conflicts of interest with such entities, and the performance of such entities; availability, terms and deployment of short-term and long-term capital; unanticipated increases or volatility in financing and other costs; the performance, financial condition and liquidity of borrowers; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; the quality and enforceability of the collateral documentation evidencing our ownership and rights in the assets in which we invest; increased rates of delinquency, default and/or decreased recovery rates on our investments; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities and other investments; the degree to which our hedging strategies may protect us from interest rate volatility; our failure to maintain appropriate internal controls over financial reporting; our ability to comply with various federal, state and local laws and regulations that govern our business; changes in legislation or regulations or the occurrence of other events that impact the business, operations or prospects of government agencies, mortgage lenders and/or publicly-traded companies; the creation of the Consumer Financial Protection Bureau, or CFPB, and enforcement of its rules; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of real estate investment trusts, or REITs; limitations imposed on our business and our ability to satisfy complex rules for us to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of our subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; and the effect of public opinion on our reputation. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. Forward-Looking Statements Barclays 2013 Global Financial Services Conference

PennyMac Mortgage Investment Trust Is a Unique Mortgage REIT 3 Demonstrated record of strong EPS and dividends, focused on delivering superior returns to investors over the long term Employs unique residential mortgage strategies with relatively limited leverage Earnings contributions from both distressed investing and correspondent lending Current investments concentrated in distressed whole loans and mortgage servicing rights (MSRs), which are well positioned in an improving economy with gradually rising interest rates Potential for long-term growth in correspondent lending at attractive returns New investment opportunities include prime jumbo acquisition and securitization, and MSR acquisitions Strategies are enabled by our relationship with PennyMac Financial Services, Inc. and its specialized operations and expertise Barclays 2013 Global Financial Services Conference

4 PMT’s Unique Business Model Drives Superior Long-Term Performance 13% 16% 15% 13% 17% 16% 17% 18% Return on Equity(2) (1) At quarter end. (2) Return on average equity (calculated based on average shareholders’ equity for each month) 18% (right axis) (1) Barclays 2013 Global Financial Services Conference

5 Strong pretax earnings contributions from both Investment Activities and Correspondent Lending Pretax Income by Operating Segment Barclays 2013 Global Financial Services Conference (1) Corporate absorption of fulfillment fees for transition adjustment resulting from an amendment to the Mortgage Banking and Warehouse Services Agreement effective March 1, 2013. (1) Investment ($ in millions) Activities 2Q12 26.0 $ 12.0 $ - $ 38.0 $ 3Q12 21.5 $ 37.4 $ - $ 59.0 $ 4Q12 24.3 $ 41.0 $ - $ 65.3 $ 1Q13 50.3 $ 8.9 $ (3.3) (1) $ 55.9 $ 2Q13 39.8 $ 28.1 $ - $ 67.9 $ Correspondent Lending Intersegment & Other Total Pretax Income

6 PMT’s Investments Are Well-Positioned in the Current Market Environment Mortgage Assets ($ in millions) PMT’s Long-Term Investments (1) Defined as all debt, senior and subordinated, as a multiple of equity at quarter end. 1.7x 1.3x 1.0x 0.9x 1.3x Leverage Ratio(1) Mortgage servicing rights that should increase in economic value in an improving economy with gradually rising interest rates Distressed whole loans which should benefit from improving home prices and operational execution of our servicer Over time, expected to include other assets such as retained interests from private-label securitizations Barclays 2013 Global Financial Services Conference

Market Outlook

Mortgage Rates and Housing	• Increased mortgage rates have significantly reduced refinance activity since early May • Total mortgage originations forecast to decline from ~$1 trillion in 1H13 to $500 - $700 billion in 2H13(1) • Affordability remains near all-time highs despite higher mortgage rates • Demand for homes remains strong and inventory remains low
Correspondent Lending Competition	• Margins continue to decline from historically elevated levels as the origination market contracts • Opportunities remain to capture share, but heightened importance of disciplined pricing and execution to maintain profitability • More originators shifting from retaining servicing to selling loans servicing-released may drive increased correspondent channel share
Jumbo Private-Label Securitization	• Decreased refinance activity adversely impacts jumbo market • Securitization produces attractive investments for PMT • Over the long-term, optimistic about growth opportunity in jumbo loans and private-label securitization
Distressed Whole Loans	• Pipeline of NPL opportunities remains robust with additional sellers emerging • Interest rates not a significant factor for NPLs; home price expectations are the more relevant driver • Opportunity expected to remain strong through 2014
Mortgage Servicing Rights	• Several large bulk legacy portfolios coming to market, including new bank sellers • Continue to evaluate mini-bulk and flow opportunities • PMT would co-invest with PennyMac Loan Services (PLS) in the form of excess I/O investment

(1) Source: Mortgage Bankers Association, Fannie Mae and Freddie Mac mortgage

PennyMac® Barclays 2013 Global Financial Services Conference 7

8 Distressed whole loan purchases in 2Q13 were $397 million in UPB Acquired a $494 million UPB pool of nonperforming whole loans in July Acquired an additional pool of nonperforming loans with UPB totaling $436 million in August Pipeline of opportunities remains robust; year-to-date acquisitions exceed FY 2012 totals Distressed Whole Loan Acquisitions Continue in 2Q13 Distressed Whole Loan Purchase Activity ($ in millions) UPB Barclays 2013 Global Financial Services Conference

Correspondent Acquisition Volume and Mix 9 Correspondent Growth Initiatives Continue in Face of Market Slowdown (1) For Government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee. ($ in billions) UPB 2Q13 Correspondent acquisitions were flat compared to 1Q13; lock volumes increased 20% versus 1Q13 QTD through August lock volume totals $4.5 billion; acquisition volume totals $5.6 billion Mortgage market is evolving with rising rates Estimates forecast a 34% decline in the total origination volumes from first half of 2013 to second half of 2013 Continued pressures on gain on sale margins Correspondent share may expand as more originators opt to sell loans servicing released Execution of strategic initiatives to capture share in the face of slowing mortgage demand Added to correspondent seller network to achieve 220 approved sellers at end of second quarter Recent product additions deepen relationships with sellers and help to increase volume in underpenetrated markets Acquisition volumes expected to slow in proportion to the overall origination market Select Operational Metrics (1) Barclays 2013 Global Financial Services Conference 1Q13 2Q13 CLG Approved Sellers 179 220 Purchase money loans as % of total purchases 38% 54%

Continued progress in expanding PMT’s jumbo loan program with correspondent sellers PMT purchased $393 million in UPB of prime non-agency jumbo mortgage loans in July Pool comprised entirely of prime quality, newly originated mortgages Acquired loans will be securitized with other jumbo loans acquired by PMT Purchase demonstrates PMT’s ability to opportunistically pursue attractive investments Retention of the subordinate tranches of PMT’s private label securitizations is an attractive investment opportunity Private label securitization remains on track for late September Continued Progress in Prime Jumbo Acquisitions and Securitization 10 Jumbo Pool Acquisition – Summary PMT Jumbo Correspondent Acquisitions and Locks UPB ($ in millions) Barclays 2013 Global Financial Services Conference Pool Summary Total Number of Loans 487 Total Outstanding Balance $393,320,455 Average Loan Balance $807,640 Weighted Average Mortgage Rate 3.89% Weighted Average Original CLTV 70.28% Weighted Average FICO 769

11 PMT Is Investing in Many Attractive Opportunities Including New Areas Distressed whole loans remain attractive $1.8 billion in acquisitions year-to-date; pipeline appears robust through 2014 Correspondent lending continues to deliver attractive returns and drive growth in our MSR investment MSRs are an attractive long-term investment that benefits from rising mortgage rates Jumbo loan purchases through PMT’s flow program, supplemented by opportunistic bulk acquisition Non-agency securitization expected to result in attractive investments in the subordinate tranches Emerging investments in GSE credit risk sharing PMT invested $12 million in Freddie Mac’s inaugural bond issuance (“STACR”) in July First excess I/O investment in MSRs, in partnership with PFSI, expected this quarter Over time, expect to continue raising capital to pursue accretive investment opportunities Barclays 2013 Global Financial Services Conference

12 Barclays 2013 Global Financial Services Conference